June 10, 2011

Securities and Exchange Commission 100 F Street, NE Washington, DC 20549 Attn: Office of Filings, Information & Consumer Services

Re:	Eaton Vance Mutual Funds Trust (1933 Act File No. 2-90946) on behalf of
Eaton Vance Low Duration Fund;
Eaton Vance Multi-Strategy Absolute Return Fund; and
Eaton Vance Strategic Income Fund (the “Funds”)

Ladies and Gentlemen:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in supplements dated June 7, 2011, to the Prospectuses, dated March 1, 2011, for each Fund. The purpose of the filing is to submit the 497(e) filing dated June 7, 2011 in XBRL for each Fund.

If you have any questions concerning the foregoing, kindly call the undersigned at (617) 672-8535.

Very truly yours, /s/ Linda K. Nishi Linda K. Nishi Assistant Vice President